UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(561) 961-1911
 (Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

		Page

EXPLANATORY NOTE		3

Item 4.01	Changes in Registrant’s Certifying Accountant	3

Item 9.01	(d) Exhibits	4

EXPLANATORY NOTE

Throughout this Report, the terms "we," "us," "our," "Therapeutics," or "our Company" refers to TherapeuticsMD, Inc., f/k/a AMHN, Inc., a Nevada corporation.

On October 4, 2011, the Company completed a merger with VitaMedMD, LLC, a Delaware limited liability company (“VitaMed”), in which it acquired VitaMed as a wholly-owned subsidiary.  (See the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 11, 2011, as amended.)

Prior to the acquisition of VitaMed, Parks & Company, LLC (“Parks”) served as auditor for VitaMed and Rosenberg Rich Baker Berman & Company (“RRBB”) served as auditor for the Company. (See the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 22, 2010 reporting that RRBB was appointed as independent registered public accountants for the Company.)

On or about December 14, 2011, Parks notified the Company that it intended to file a termination letter with the Commission. The Company informed Parks that the letter should not be filed with the Commission as Parks had never served as the independent registered public accountants for the Company; only for VitaMed. Despite the Company’s advice and without its knowledge Parks subsequently filed the termination letter with the Commission.

The Commission contacted the Company by phone on January 23 and 24, 2012 regarding the termination letter filed by Parks.  The Company and its legal counsel had several telephone conversations with the staff members of the Commission, explaining its position, however, the Commission subsequently determined and informed the Company that a Current Report on Form 8-K should be filed regarding the termination of Parks as they determined there was a change of the Company’s certifying accountant.

The Company disagrees with the determination by the Commission that the filing of a Current Report on Form 8-K is necessary in that (i) Parks never served as auditor for the Company and (ii) the letter filed by Parks erroneously stated that there was a relationship between the Company and Parks.  This Current Report on Form 8-K is being filed only to comply with the directions of the Commission; however, it correctly reports the relationship between the Company and Parks under Item 4.01 below.

Item 4.01                      Changes in Registrant’s Certifying Accountant

As previously reported on the Current Report on Form 8-K filed with the Commission on December 22, 2010, Rosenberg Rich Baker Berman & Company (“RRBB”) was appointed to serve as the independent registered public accountants for the Company on December 17, 2010.  RRBB has continued to serve in that capacity since its appointment and at no time since that appointment has the Company appointed or retained any other accounting firm to represent the Company.

On October 4, 2011, the Company completed a merger with VitaMedMD, LLC, a Delaware limited liability company (“VitaMed”), in which it acquired VitaMed as a wholly-owned subsidiary.  (See the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 11, 2011, as amended.)  Prior to the acquisition, Parks & Company, LLC (“Parks”) served as auditor for VitaMed; however, Parks never served in any capacity with the Company.

On or about December 14, 2011, Parks notified the Company that it intended to file a termination letter with the Commission. The Company informed Parks that the letter should not be filed with the Commission as Parks had never served as the independent registered public accountants for the Company; only for VitaMed.  The Company was subsequently advised by the Commission that Parks had indeed filed such a termination letter, which letter is attached hereto as an exhibit and is incorporated herein by reference.

This Current Report on Form 8-K is being filed at the request of the Commission to report that Parks filed a termination letter; however, the Company asserts that the letter filed by Parks is erroneous in that there never has been a relationship between the Company and Parks.

As of the filing of this Current Report on Form 8-K, RRBB continues to serve as the independent registered public accountants for the Company.  As there has been no change in the independent registered public accountants for the Company, the remaining disclosures required to be included pursuant to Item 4.01 are not contained herein.

Section 9 – Financial Statements and Exhibits

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exh. No.	Date	Document

16.1	December 14, 2011	Letter to the SEC from Parks & Company, LLC*

____________________________
 *   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2012	THERAPEUTICSMD, INC.

	By:	/s/ Robert G. Finizio
Robert G. Finizio, Chief Executive Officer